SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is September 27, 2019.
MFS® Strategic Income Portfolio

Effective October 1, 2019, the sub-sections entitled "Fees and Expenses" and "Example" under the main heading "Summary of Key Information" are restated in their entirety as follows:
Fees and Expenses
This table describes the fees and expenses that you may pay when you hold shares of the fund. Expenses have been adjusted to reflect current fee arrangements. If the fees and expenses imposed by the insurance company that issued your variable contracts or other eligible investor through which the fund is offered were included, your expenses would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Initial Class	Service Class
Management Fee	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.33%	0.33%
Total Annual Fund Operating Expenses	0.83%	1.08%
Fee Reductions and/or Expense Reimbursements[1]	(0.08)%	(0.08)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.75%	1.00%

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Effective August 1, 2019, Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity and fees and expenses associated with investments in investment companies and other similar investment vehicles), such that “Total Annual Fund Operating Expenses” do not exceed 0.75% of the class' average daily net assets annually for Initial Class shares and 1.00% of the class' average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2021.

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MFS Strategic Income Portfolio

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. If the fees and expenses imposed by the insurance company that issued your variable contracts or other eligible investor through which an investment in the fund is made were included, your expenses would be higher.
The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods; your investment has a 5% return each year; and the fund’s operating expenses remain the same.
Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Initial Class Shares	$77	$252	$447	$1,013
Service Class Shares	$82	$310	$553	$1,287

Effective December 2, 2019, the sub-section entitled "Principal Investment Strategies" under the main heading entitled "Summary of Key Information" is restated in its entirety as follows:
Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests the fund’s assets primarily in a broad range of debt instruments issued by U.S. and foreign corporate, government, and other entities, including below investment grade quality debt instruments and debt instruments of issuers located in emerging market countries. MFS focuses on investing the fund's assets in corporate bonds, mortgage-backed securities and other securitized instruments, U.S. Government securities, and debt instruments of issuers located in emerging market countries. MFS allocates the fund’s assets across these categories with a view toward broad diversification across and within these categories.
MFS normally invests up to 35% of the fund’s assets, at time of purchase, in below investment grade quality debt instruments.
MFS may purchase or sell securities for the fund on a when-issued, delayed delivery, or forward commitment basis.
MFS normally invests the fund's assets across different industries, sectors, countries, and regions, but MFS may invest a significant percentage of the fund’s assets in issuers in a single industry, sector, country, or region.
While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives include futures, forward contracts, options, swaps, and certain complex structured securities.
MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers. Quantitative screening tools that systematically evaluate instruments may also be considered. In structuring the fund, MFS also considers top-down factors.
MFS may invest the fund's assets in other mutual funds advised by MFS that invest in particular investment types rather than invest directly in such investments.

Effective December 2, 2019, the sub-section entitled "Equity Market Risk/Company Risk" under the heading entitled "Principal Risks," under the main heading entitled "Summary of Key Information" is deleted in its entirety

Effective December 2, 2019, the second paragraph in the section entitled "Performance Information" under the main heading entitled "Summary of Key Information" is restated in its entirety as follows:
Performance information prior to December 2, 2019, reflects time periods when the fund had (i) a policy permitting the fund to invest up to 100% of its assets in below investment grade quality debt instruments and (ii) a policy permitting the fund to invest in equity securities as a principal investment strategy. The fund's investment policies and strategies changed effective December 2, 2019. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.
Effective December 2, 2019, the sub-section entitled "Principal Investment Strategies" under the main heading entitled "Investment Objective, Strategies, and Risks" is restated in its entirety as follows:
Principal Investment Strategies
MFS normally invests the fund’s assets primarily in a broad range of debt instruments issued by U.S. and foreign corporate, government, and other entities, including below investment grade quality debt instruments and debt instruments of issuers located in emerging market countries. MFS focuses on investing the fund's assets in corporate bonds, mortgage-backed securities and other securitized instruments, U.S. Government securities, and debt instruments of issuers located in emerging market countries. MFS allocates the fund’s assets across these categories with a view toward broad diversification across and within these categories.
MFS normally invests up to 35% of the fund’s assets, at time of purchase, in below investment grade quality debt instruments.
MFS may purchase or sell securities for the fund on a when-issued, delayed delivery, or forward commitment basis.  When MFS sells securities for the fund on a when-issued, delayed delivery, or forward commitment basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the deliverable securities.
MFS normally invests the fund's assets across different industries, sectors, countries, and regions, but MFS may invest a significant percentage of the fund’s assets in issuers in a single industry, sector, country, or region.
While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.
MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their

MFS Strategic Income Portfolio

issuers in light of the issuers’ financial condition and market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality and terms, any underlying assets and their credit quality, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative screening tools that systematically evaluate the structure of the debt instrument and its features may also be considered. In structuring the fund, MFS also considers top-down factors, including sector allocations, yield curve positioning, duration, macroeconomic factors and risk management factors.
MFS may invest the fund's assets in other mutual funds advised by MFS that invest in particular investment types (MFS Pooled Portfolios) rather than invest directly in such investments.

Effective December 2, 2019, the sub-section entitled "Equity Securities" under the heading entitled "Principal Investment Types," under the main heading entitled "Investment Objective, Strategies, and Risks" is deleted in its entirety.

Effective December 2, 2019, the sub-sections entitled "Equity Market Risk" and "Company Risk" under the heading entitled "Principal Risks," under the main heading entitled "Investment Objective, Strategies, and Risks" are deleted in their entirety.

Effective October 1, 2019, the sub-section entitled "Investment Adviser" up to, but not including "Disclosure of Portfolio Holdings" under the main heading entitled "Management of the Fund" is restated in its entirety as follows:
Investment Adviser
MFS, located at 111 Huntington Avenue, Boston, Massachusetts 02199, serves as the investment adviser for the fund.  Subject to the supervision of the fund’s Board of Trustees, MFS is responsible for managing the fund’s investments, executing transactions, and providing related administrative services and facilities under an Investment Advisory Agreement between the fund and MFS.
For the fiscal year ended December 31, 2018, the fund paid MFS an effective management fee equal to 0.69% of the fund’s average daily net assets.
Effective October 1, 2019, the management fee set forth in the Investment Advisory Agreement is 0.50% of the fund's average daily net assets annually up to $1 billion and 0.45% of the fund's average daily net assets annually in excess of $1 billion.
For the period from January 1, 2018 to September 30, 2019, the management fee set forth in the Investment Advisory Agreement was 0.70% of the fund's average daily net assets annually up to $1 billion and 0.65% of the fund's average daily net assets annually in excess of $1 billion.
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the fiscal year ended December 31, 2018, this management fee reduction amounted to less than 0.01% of the fund's average daily net assets.
Effective August 1, 2019, MFS has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity and fees and expenses associated with investments in investment companies and other similar investment vehicles), such that “Total Annual Fund Operating Expenses” do not exceed 0.75% of the class' average daily net assets annually for Initial Class shares and 1.00% of the class' average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2021.
A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement is available in the fund’s annual report for the one-year period ended December 31, 2018.
MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $465 billion as of February 28, 2019.

Effective October 1, 2019, the sub-section entitled "Fees and Expenses" under the sub-heading entitled "Additional Information on Fees and Expenses and Performance" under the main heading entitled "Other Information" is restated in its entirety as follows:
Fees and Expenses
The annual fund operating expenses shown in “Fees and Expenses” are based on annualized expenses reported during the fund’s most recently completed fiscal year, and a weighted average of the total annual fund operating expenses and the fee charged (if any) by the fund(s) in which the fund invested during the fund’s most recently completed fiscal year, expressed as a percentage of a class' average net assets during the period. Expenses have been adjusted to reflect current fee arrangements. Annual fund operating expenses have not been adjusted to reflect the fund’s current asset size. In general, annual fund operating expenses, expressed as a percentage of a class' average net assets, increase as the fund’s assets decrease. Annual fund operating expenses will likely vary from year to year.
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